UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22350

Investment Company Act File Number

Global Opportunities Portfolio

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number, Including Area Code)

October 31

Date of Fiscal Year End

July 31, 2012

Date of Reporting Period

Item 1. Schedule of Investments

Global Opportunities Portfolio

July 31, 2012

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)

Mortgage Pass-Throughs — 24.0%

Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.:
2.904%, with maturity at 2035(1)	$1,783,724	$1,891,663
4.321%, with maturity at 2030(1)	796,432	869,230
6.50%, with maturity at 2030	5,653,678	6,704,108
7.00%, with various maturities to 2035	8,451,815	9,773,399
7.50%, with maturity at 2034	2,453,552	3,036,708
8.00%, with maturity at 2026	1,965,058	2,261,383

		$24,536,491

Federal National Mortgage Association:
3.804%, with maturity at 2035(1)	$2,064,636	$2,253,357
4.169%, with maturity at 2035(1)	4,416,305	4,819,982
5.00%, with various maturities to 2018	2,109,283	2,281,028
6.00%, with various maturities to 2032	2,405,093	2,696,333
6.50%, with various maturities to 2029	7,993,345	9,309,195
7.00%, with various maturities to 2036(2)	16,291,108	19,321,066
7.50%, with maturity at 2035(2)	13,765,787	16,902,009
8.50%, with maturity at 2032	878,502	1,119,914
9.50%, with maturity at 2020	2,733,693	3,366,042

		$62,068,926

Government National Mortgage Association:
7.00%, with various maturities to 2035	$26,076,534	$31,483,367
7.50%, with various maturities to 2022	2,856,436	3,412,709

		$34,896,076

Total Mortgage Pass-Throughs (identified cost $110,412,463)		$121,501,493

Collateralized Mortgage Obligations — 1.9%

Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.:
Series 2182, Class ZC, 7.50%, 9/15/29	$522,184	$587,772

		$587,772

Federal National Mortgage Association:
Series 1994-42, Class K, 6.50%, 4/25/24	$909,362	$1,029,838
Series 2009-62, Class WA, 5.554%, 8/25/39(3)	5,976,649	6,738,978
Series G94-7, Class PJ, 7.50%, 5/17/24	1,284,408	1,513,662

		$9,282,478

Total Collateralized Mortgage Obligations (identified cost $9,174,916)		$9,870,250

Commercial Mortgage-Backed Securities — 3.6%

Security	Principal Amount		Value
COMM, Series 2004-LB2A, Class A4,
4.715%, 3/10/39		$4,913,778	$5,126,458
CSFB, Series 2004-C1, Class A4,
4.75%, 1/15/37(3)		7,417,741	7,753,297
MLMT, Series 2003-KEY1, Class A4,
5.236%, 11/12/35(3)		5,000,000	5,223,553

Total Commercial Mortgage-Backed Securities (identified cost $17,348,671)			$18,103,308

U.S. Government Agency Obligations — 12.4%

Security	Principal Amount		Value
Federal Home Loan Bank:
5.365%, 9/9/24		$3,300,000	$4,301,755
5.375%, 9/30/22		8,300,000	10,848,498
5.375%, 8/15/24		2,700,000	3,561,665
5.75%, 6/12/26		8,150,000	11,040,772

			$29,752,690

United States Agency for International Development - Israel:
5.50%, 12/4/23		$5,000,000	$6,694,290
5.50%, 4/26/24		20,000,000	26,690,080

			$33,384,370

Total U.S. Government Agency Obligations (identified cost $51,900,469)			$63,137,060

Foreign Government Bonds — 4.6%

Security	Principal Amount		Value
Serbia — 3.1%
Serbia Treasury Bill, 0.00%, 8/2/12	RSD	1,400,000,000	$14,624,655
Serbia Treasury Bill, 0.00%, 4/25/13	RSD	116,400,000	1,101,689

Total Serbia			$15,726,344

Sri Lanka — 1.5%
Sri Lanka Government Bond, 6.85%, 10/15/12	LKR	1,000,000,000	$7,511,946

Total Sri Lanka			$7,511,946

Total Foreign Government Bonds (identified cost $28,235,288)			$23,238,290

Precious Metals — 25.7%
Description	Troy Ounces	Value
Gold(4)	80,797	$130,374,607

Total Precious Metals (identified cost $119,941,731)		$130,374,607

Interest Rate Swaptions — 0.5%
Description	Counterparty	Expiration Date	Notional Amount	Value
Option to pay 3-Month USD-LIBOR-BBA Rate and receive 5.25%	Citibank NA	2/28/17	$52,500,000	$1,210,440
Option to pay 3-Month USD-LIBOR-BBA Rate and receive 5.25%	Credit Suisse International	2/28/17	52,500,000	1,210,440

Total Interest Rate Swaptions (identified cost $5,071,500)				$2,420,880

Short-Term Investments — 15.8%

Foreign Government Securities — 8.8%

Security	Principal Amount		Value
Malaysia — 4.0%
Bank Negara Monetary Note, 0.00%, 8/9/12	MYR	63,514,000	$20,282,299

Total Malaysia			$20,282,299

Sri Lanka — 4.8%
Sri Lanka Treasury Bill, 0.00%, 9/7/12	LKR	1,518,480,000	$11,397,698
Sri Lanka Treasury Bill, 0.00%, 11/16/12	LKR	1,100,000,000	8,072,839
Sri Lanka Treasury Bill, 0.00%, 11/30/12	LKR	675,000,000	4,928,233

Total Sri Lanka			$24,398,770

Total Foreign Government Securities (identified cost $45,345,354)			$44,681,069

U.S. Treasury Obligations — 0.3%

Security	Principal Amount		Value
U.S. Treasury Bill, 0.00%, 11/15/12		$1,500,000	$1,499,514

Total U.S. Treasury Obligations (identified cost $1,499,421)			$1,499,514

Other — 6.7%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.11%(5)	$33,997	$33,997,053

Total Other (identified cost $33,997,053)		$33,997,053

Total Short-Term Investments (identified cost $80,841,828)		$80,177,636

Total Investments — 88.5% (identified cost $422,926,866)		$448,823,524

Other Assets, Less Liabilities — 11.5%		$58,367,806

Net Assets — 100.0%		$507,191,330

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

LKR	-	Sri Lankan Rupee

MYR	-	Malaysian Ringgit

RSD	-	Serbian Dinar

COMM	-	Commercial Mortgage Pass-Through Certificate

CSFB	-	Credit Suisse First Boston Mortgage Securities Corp.

MLMT	-	Merrill Lynch Mortgage Trust

(1)	Adjustable rate mortgage security. Rate shown is the rate at July 31, 2012.

(2)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(3)	Weighted average fixed-rate coupon that changes/updates monthly.

(4)	Non-income producing.

(5)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of July 31, 2012. Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC for the fiscal year to date ended July 31, 2012 was $36,619.

Basis for Consolidation

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GOP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at July 31, 2012 were $137,080,658 or 27% of the Portfolio’s consolidated net assets. The Consolidated Portfolio of Investments includes positions of the Portfolio and the Subsidiary.

A summary of open financial instruments at July 31, 2012 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)
8/2/12	Euro 11,925,042	United States Dollar 14,667,802	Bank of America	$(4,767)
8/2/12	Serbian Dinar 1,200,000,000	Euro 10,230,179	Barclays Bank PLC	43,437
8/13/12	Euro 56,655,668	United States Dollar 69,472,880	Bank of America	(244,735)
8/20/12	Euro 49,800,711	United States Dollar 61,084,058	State Street Bank and Trust Co.	(202,945)

				$(409,010)

Purchases
Settlement Date	In Exchange For	Deliver	Counterparty	Net Unrealized Appreciation (Depreciation)
8/9/12	Serbian Dinar 1,200,000,000	Euro 10,217,114	Barclays Bank PLC	$(28,336)
8/31/12	Norwegian Krone 97,008,077	Euro 12,838,085	Citibank NA	276,020
9/17/12	South Korean Won 18,322,000,000	United States Dollar 15,877,087	Nomura International PLC	340,647
1/23/13	Mexican Peso 198,170,000	United States Dollar 14,762,567	Goldman Sachs International	(104,987)

				$483,344

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation
Markit CDX North America High Yield Index	Bank of America	$31,482	5.00	%(1)	6/20/17	5.67%	$(667,566)	$1,149,303	$481,737
Markit CDX North America High Yield Index	Barclays Bank PLC	35,640	5.00	(1)	6/20/17	5.67	(755,734)	2,112,847	1,357,113

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation
Markit CDX North America High Yield Index	BNP Paribas SA	$35,442	5.00	%(1)	6/20/17	5.67%	$(751,536)	$1,953,323	$1,201,787
Markit CDX North America High Yield Index	Citibank NA	36,887	5.00	(1)	6/20/17	5.67	(782,185)	2,015,970	1,233,785

							$(2,957,021)	$7,231,443	$4,274,422

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At July 31, 2012, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $139,451,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

At July 31, 2012, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk: The Portfolio invested in commodity futures contracts that provide exposure to the investment returns of certain commodities. Commodity futures contracts were used to enhance return.

Credit Risk: The Portfolio enters into credit default swap contracts to manage its credit risk, to gain a particular exposure to credit risk, or to enhance return.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes interest rate swaptions to enhance return or to hedge against fluctuations in securities prices due to interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2012 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative	Liability Derivative
Credit	Credit Default Swaps	$—	$(2,957,021)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$660,104	$(585,770)
Interest Rate	Interest Rate Swaptions	$2,420,880	$—

Total		$3,080,984	$(3,542,791)

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at July 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$424,739,348

Gross unrealized appreciation	$32,446,479
Gross unrealized depreciation	(8,362,303)

Net unrealized appreciation	$24,084,176

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At July 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total
Mortgage Pass-Throughs	$—	$121,501,493	$—	$121,501,493
Collateralized Mortgage Obligations	—	9,870,250	—	9,870,250
Commercial Mortgage-Backed Securities	—	18,103,308	—	18,103,308
U.S. Government Agency Obligations	—	63,137,060	—	63,137,060
Foreign Government Bonds	—	23,238,290	—	23,238,290
Precious Metals	130,374,607	—	—	130,374,607
Interest Rate Swaptions	—	2,420,880	—	2,420,880
Short-Term Investments -
Foreign Government Securities	—	44,681,069	—	44,681,069
U.S. Treasury Obligations	—	1,499,514	—	1,499,514
Other	—	33,997,053	—	33,997,053
Total Investments	$130,374,607	$318,448,917	$—	$448,823,524
Forward Foreign Currency Exchange Contracts	$—	$660,104	$—	$660,104
Total	$130,374,607	$319,109,021	$—	$449,483,628

Liability Description
Forward Foreign Currency Exchange Contracts	$—	$(585,770)	$—	$(585,770)
Swaps Contracts	—	(2,957,021)	—	(2,957,021)
Total	$—	$(3,542,791)	$—	$(3,542,791)

The Portfolio held no investments or other financial instruments as of October 31, 2011 whose fair value was determined using Level 3 inputs. At July 31, 2012, there were no investments transferred between Level 1 and Level 2 during the fiscal year to date then ended.

Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models.

When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

For additional information on the Portfolio’s policy regarding the valuation of investments and other significant accounting policies, please refer to the Portfolio’s most recent financial statements included in its semiannual or annual report to shareholders.

Item 2. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant on this Form N-Q has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant on this Form N-Q has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the fiscal quarter for which the report is being filed that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Opportunities Portfolio

By:	/s/ Mark S. Venezia
Mark S. Venezia
President

Date:	September 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark S. Venezia
Mark S. Venezia
President

Date:	September 24, 2012

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	September 24, 2012